UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2026

HALL CHADWICK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42962	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 North Bridge Road #18-06 High Street Centre Singapore	179094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65-90882642

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one Share Right	HCACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HCAC	The Nasdaq Stock Market LLC
Share Rights, each right entitling the holder to receive one tenth (1/10) of a Class A ordinary share	HCACR	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2026, Craig Ransley resigned from the Board of Directors (the “Board”) of Hall Chadwick Acquisition Corp. (the “Company”), effective February 4, 2026 (the “Resignation”). The Resignation was not related to a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On February 4, 2026, the Board appointed Mr. Matthew J. Hudson, age 50, to serve as a director of the Company commencing on February 4, 2026. The Board believes that Mr. Hudson’s extensive management experience in mineral exploration and mineral production companies qualifies him to serve on the Board.

Mr. Hudson has been involved in the resources industry for over 20 years during which time he has held board positions in listed companies both in Australia and Canada. He was a founding director of Sendero Resources (TSX-V:SEND) and one of the founding shareholders of Sierra Madre Gold & Silver (TSX-V:SM). Mr. Hudson is currently on the board of Portia Resources Pty Ltd which owns and operates the Portia gold and copper mine in South Australia as well as the Paratoo copper and rare earths project. Prior to his involvement in the resources industry, Mr. Hudson worked in corporate finance with both Credit Suisse and Arthur Andersen. Mr. Hudson holds a Bachelor of Commerce degree from the University of Melbourne.

In connection with his appointment, Mr. Hudson is expected to enter into the Company’s standard form of indemnification agreement for directors and officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2026	HALL CHADWICK ACQUISITION CORP.

	By:	/s/ Aaron Dominish
	Name:	Aaron Dominish
	Title:	Chief Financial Officer

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